ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010 AS AMENDED NOVEMBER 18, 2010

Aberdeen Tax-Free Income Fund

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/aamus.nsf/usmutualfunds/fundsliterature. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated March 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2009, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: NTFAX	Class B: GTIBX	Class C: GTICX	Class D: NATFX

Objective

The Aberdeen Tax-Free Income Fund (the "Tax-Free Income Fund" or the "Fund") seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Tax-Free Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges" section on page 131-132 of the Fund's prospectus and in the "Additional Information on Purchases and Sales" – "Waiver of Class A and Class D Sales Charges" and "Reduction of Sales Charges" section on page 140-141 of the Fund's Statement of Additional Information.

Shareholders Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	4.50%
Maximum Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 7 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.13%	1.88%	1.88%	0.88%
Less: Amount of Fee Limitations/Expense Reimbursements[1]	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	0.93%	1.68%	1.68%	0.68%

1  The Fund is a series of Aberdeen Funds (the "Trust") and is advised by Aberdeen Asset Management Inc. (the "Adviser"). The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.93% for Class A, 1.68% for Class B, 1.68% for Class C and 0.68% for Class D at least through February 28, 2011. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2011, after which it may be terminated by the Adviser upon proper prior notice to the Trust.

ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010 AS AMENDED NOVEMBER 18, 2010

Aberdeen Tax-Free Income Fund

Example

This Example is intended to help you compare the cost of investing in the Tax-Free Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$516	$750	$1,002	$1,724
Class B shares	$671	$871	$1,198	$1,897
Class C shares	$271	$571	$998	$2,185
Class D shares	$516	$699	$897	$1,468

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$171	$571	$998	$1,897
Class C shares	$171	$571	$998	$2,185

Portfolio Turnover

The Tax-Free Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39.66% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Tax-Free Income Fund invests at least 80% of the value of its net assets in investment grade fixed-income securities that qualify as tax-exempt municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax. The Tax-Free Income Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Tax-Free Income Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser's process focuses on credit market, sector, security and yield curve analysis.

A security may be sold to take advantage of more favorable opportunities. The Tax-Free Income Fund may, but is not required to, sell a security whose rating falls below investment grade.

Principal Risks

The Tax-Free Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Interest Rate Risk – changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Credit Risk – credit risk refers to the likelihood that the issuer of a security may default or otherwise become unable to honor a financial obligation.

Asset-Backed Securities – Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Selection Risk – the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

Market Risk – the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund's income.

Extension Risk – principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Call and Redemption Risk – some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Tax-Free Income Fund may be required to invest the proceeds in securities with lower yields.

Derivatives Risk (including Options, Futures and Swaps) – derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options,

ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010 AS AMENDED NOVEMBER 18, 2010

Aberdeen Tax-Free Income Fund

futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Tax Risk – a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The returns presented for the Tax-Free Income Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the "Predecessor Fund"), from May 11, 1998 to June 22, 2008 and another predecessor fund ("Second Predecessor Fund") prior to May 11, 1998. The Tax-Free Income Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Tax-Free Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Predecessor Fund had previously acquired the Second Predecessor Fund in a reorganization. Since June 23, 2008, Aberdeen Asset Management Inc. has served as the investment adviser and Credit Suisse has served as the subadviser for the Tax-Free Fund. The Tax-Free Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns of the Predecessor and Second Predecessor Funds have been adjusted to reflect applicable sales charges but not differences in the expenses applicable to a particular class. Returns prior to the commencement of operations of specific classes are based on the previous performance of other classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

The bar chart and table below can help you evaluate potential risks of the Tax-Free Income Fund. The bar chart shows how the Fund's annual total returns for Class D have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns – Class D Shares (Years Ended December 31)

Best Quarter: 6.65% – 3rd quarter of 2009
Worst Quarter: -3.28% – 3rd quarter of 2008

After-tax returns are shown in the following table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	6.37%	2.45%	4.44%
Class B shares – Before Taxes	5.26%	2.22%	4.17%
Class C shares – Before Taxes	9.17%	2.58%	4.20%
Class D shares – Before Taxes	6.20%	2.63%	4.67%
Class D shares – After Taxes on Distributions	6.16%	2.57%	4.64%
Class D shares – After Taxes on Distributions and Sales of Shares	5.42%	2.82%	4.65%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

ABERDEEN FUNDS: SUMMARY PROSPECTUS

MARCH 1, 2010 AS AMENDED NOVEMBER 18, 2010

Aberdeen Tax-Free Income Fund

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Tax-Free Income Fund's investment adviser. The Adviser has selected Credit Suisse Asset Management, LLC, as subadviser to the Fund.

Portfolio Managers

Credit Suisse Asset Management is responsible for the day-to-day management of the Tax-Free Income Fund. The following person is portfolio manager of the Fund:

Name	Title	Served Investment Adviser of Fund Since
Lori A. Cohane	Managing Director	2002

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A, Class B*, Class C and Class D Shares
To open an account	$1,000 (per Fund)

To open an IRA account	$1,000 (per Fund)

Additional investments	$50 (per Fund)

To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)

Additional Investments (Automatic Asset Accumulation Plan)	$50

*  Class B shares are only available to existing shareholders of Class B shares.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line. If you hold shares through an authorized intermediary, you may redeem such shares through the intermediary.

Tax Information

The Fund intends to distribute capital gains distributions and dividends exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

AOE-0277-1110